UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-22040

Name of Fund: MLP & Strategic Equity Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      MLP & Strategic Equity Fund Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant's telephone number, including area code: (877) 449-4742

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders

MLP & Strategic Equity Fund Inc.
--------------------------------------------------------------------------------
Annual Report
October 31, 2007


[LOGO] IQ INVESTMENT                           [LOGO]          FAMCO
          ADVISORS                                    FIDUCIARY ASSET MANAGEMENT

MLP & Strategic Equity Fund Inc.

Portfolio Information as of October 31, 2007

                                                                      Percent of
Ten Largest MLP & MLP Affiliates Holdings                             Net Assets
--------------------------------------------------------------------------------
Kinder Morgan Management LLC .........................................      8.1%
Enterprise Products Partners LP ......................................      7.6
Plains All American Pipeline LP ......................................      6.1
ONEOK Partners LP ....................................................      5.0
Energy Transfer Equity LP ............................................      4.1
Boardwalk Pipeline Partners LP .......................................      3.3
Energy Transfer Partners LP ..........................................      3.0
TEPPCO Partners LP ...................................................      3.0
Nustar Energy LP .....................................................      2.7
Cheniere Energy Partners LP ..........................................      2.7
--------------------------------------------------------------------------------

The Fund enters into variable prepaid forward contracts to seek to enhance the return on its master limited partnership ("MLP") investments. One effect of entering into the forward contracts is an increase in the Fund's total assets. As a result, the Fund's MLP investments currently represent 21.2% of the Fund's total assets. Due to the limited risk of the forward contracts, however, the Fund derives its performance primarily from the MLP Portfolio.


2          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

A Discussion With Your Fund's Portfolio Managers

      We are pleased to provide you with the initial shareholder report for MLP & Strategic Equity Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Fiduciary Asset Management ("FAMCO"), the Fund's subadviser.

The investment objective of MLP & Strategic Equity Fund Inc. (the "Fund") is to provide a high level of after-tax total return by investing substantially all of its net assets in a portfolio of publicly traded master limited partnerships ("MLPs") operating in the energy infrastructure sector of the market. To enhance its returns, the Fund enters into variable prepaid forward contracts ("Forward Contracts") with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts.

Performance of Fund During the Period

From the inception of the Fund on June 29, 2007 through October 31, 2007, the Common Stock of the Fund had a total investment return of -3.77%, based on the change per share in net asset value of $19.10 to $18.06 and the reinvestment of all dividends and distributions.

The Fund's negative net asset value ("NAV") return was largely attributable to the performance of the MLP asset class. The most commonly referenced index of publicly-traded MLP securities had a total investment return of -3.44% during the same period.

The downturn in the MLP market was largely the result of broader liquidity and credit problems in the capital markets.

Over longer periods of time the MLP asset class has exhibited limited correlation to other asset classes. However, in shorter periods, MLPs have correlated with other asset classes due to common features that MLPs share with both the broader fixed income and equity markets. MLPs are similar to many credit-based fixed income securities in that they offer yield-focused investors a higher current payout than U.S. Treasury issues. In the third quarter, most credit-based fixed income securities performed very poorly as investors demanded higher compensation for the additional risk of credit-based fixed income securities versus U.S. Treasury issues. The initial selling pressure in the housing portion of the asset-backed fixed income market quickly spilled over into other credit-based fixed income securities. As other high yielding alternatives came under selling pressure in the third quarter, MLPs became relatively less attractive in the eyes of yield-focused buyers. Similar to other public equity securities, MLPs typically trade daily on securities exchanges.

Although price volatility was high in the third quarter, we believe the underlying fundamentals of MLPs generally remain strong. During the period, distribution growth has continued.

What separates MLPs from traditional fixed income securities is this distribution growth. MLPs have been generally growing their distributions at double digit annual rates over the last few years. MLP distribution growth stems from both organic and acquisition-driven growth. The market appears to have concerns that MLP growth rates may come under pressure as acquisition activity slows. The concern does not appear to be availability of attractive acquisition targets; we believe that they are still abundant in the constrained U.S. energy infrastructure system. The concern is financing those opportunities, which has become more expensive and therefore more difficult. A lack of reasonably priced financing may limit an MLP's ability to grow at more than a modest rate.

Fund Outlook at the End of the Period

Our long-term outlook for the MLP asset class remains positive. For the remainder of 2007 we believe it is likely that many MLP investors will be more interested in realizing tax losses than adding to existing MLP positions. We also expect a significant supply of new MLP Initial Public Offerings and secondary equity offerings to come to market over the near term. These offerings will compete for investors' dollars and likely limit the price appreciation of existing MLPs.

It is important to note that we believe the longer term fundamental thesis for owning MLPs remains intact. MLP assets, many of them critical parts of the U.S. energy infrastructure system, are known to produce a high and stable level of cash flow relative to other security types. It is our opinion that U.S. infrastructure spending will be robust for the next several years and that may provide growth opportunities for MLPs. We believe the correlation to other asset classes will likely remain low over the next few years as the credit markets are expected to settle into more normalized patterns and the acquisition market re-accelerates.

The Fund has had an emphasis in small-capitalization and higher growth MLPs. During the period, smaller-capitalization and higher growth MLPs generally underperformed larger-capitalization and lower growth MLPs. We believe this


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          3

A Discussion With Your Fund's Portfolio Managers (concluded)

emphasis on smaller-capitalization and higher growth MLPs may enhance the opportunity for stronger distribution growth for the Fund and its shareholders.

Comparison of NAV to Market Value

For more detail with regard to the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), please refer to the Financial Highlights section of this report.

As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's NAV.

James Cunnane Jr. & Quinn Kiley
Portfolio Managers
December 3, 2007


4          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Schedule of Investments as of October 31, 2007

            Master Limited Partnerships                 Units
Industry    & MLP Affiliates                             Held       Value
==============================================================================
Energy Equipment & Services -- 0.4%
            Exterran Partners LP                       39,000   $    1,181,700
------------------------------------------------------------------------------
Gas Utilities -- 11.0%
            Amerigas Partners LP                      124,180        4,706,422
            Ferrellgas Partners LP                    144,430        3,233,788
            ONEOK Partners LP                         207,650       13,084,027
            Spectra Energy Partners LP                168,710        4,327,412
            Suburban Propane Partners LP               72,945        3,512,302
                                                                --------------
                                                                    28,863,951
------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 84.7%
            Alliance Resource Partners LP              82,935        3,189,680
            Atlas Energy Resources LLC                129,000        4,431,150
            Atlas Pipeline Holdings LP                116,065        4,160,930
            Boardwalk Pipeline Partners LP            267,990        8,709,675
            BreitBurn Energy Partners LP               63,070        2,123,567
            Buckeye Partners LP                       100,670        5,586,178
            Calumet Specialty Products
              Partners LP                              66,120        3,074,580
            Capital Product Partners LP                49,525        1,332,718
            Cheniere Energy Partners LP               377,312        7,180,247
            Constellation Energy Partners LLC          31,925        1,238,690
            Copano Energy LLC Class E Units (a)(d)     11,804          385,663
            Copano Energy LLC Common Units            107,375        4,156,486
            Copano Energy LLC Common Units (a)(d)      10,819          387,827
            Crosstex Energy LP                         64,790        2,218,410
            DCP Midstream Partners LP                  56,890        2,448,546
            Duncan Energy Partners LP                  52,890        1,253,493
            EV Energy Partner LP                       32,120        1,237,262
            Eagle Rock Energy Partners LP             178,265        4,100,095
            Enbridge Energy Management LLC (c)        108,782        5,963,429
            Enbridge Energy Partners LP                64,030        3,399,353
            Encore Energy Partners LP                  50,000          991,000
            Energy Transfer Equity LP                 304,457       10,835,625
            Energy Transfer Partners LP               140,000        7,786,800
            Enterprise Products Partners LP           623,830       19,956,322
            Genesis Energy LP                          66,685        1,700,468
            Global Partners LP                         25,900          805,749
            Hiland Partners LP                         22,805        1,168,984
            Holly Energy Partners LP                   39,095        1,845,284
            Inergy LP                                 108,035        3,768,261
            K-Sea Transportation Partners LP           22,570          896,255
            Kinder Morgan Management LLC (c)          420,974       21,385,456
            Legacy Reserves LP                         54,370        1,217,888
            Linn Energy LLC Class D (d)               174,986        4,627,884
            Linn Energy LLC Common Units (d)           65,001        1,775,770
            Magellan Midstream Partners LP            162,340        6,834,514
            MarkWest Energy Partners LP                88,030        2,884,743
            Martin Midstream Partners LP               35,085        1,322,705
            Natural Resource Partners LP              130,475        4,451,407
            Nustar Energy LP                          116,000        7,211,720
            Penn Virginia Resource Partners LP         97,215        2,800,764
            Plains All American Pipeline LP           292,595       16,139,540
            Regency Energy Partners LP                144,875        4,599,781
            SemGroup Energy Partners LP                65,530        1,967,866
            Sunoco Logistics Partners LP               71,485        4,196,170
            TC PipeLines LP                            89,025        3,277,010
            TEPPCO Partners LP                        192,910        7,766,557
            Targa Resources Partners LP               109,585        3,014,683
            Teekay LNG Partners LP                     81,665        2,719,444
            Teekay Offshore Partners LP                45,715        1,327,106
            Transmontaigne Partners LP                 30,065          974,407
            U.S. Shipping Partners LP                  39,410          746,031
            Vanguard Natural Resources LLC             25,000          466,250
            Williams Partners LP                       97,285        4,450,789
                                                                --------------
                                                                   222,491,212
------------------------------------------------------------------------------
            Total Master Limited
            Partnerships & MLP Affiliates
            (Cost -- $260,415,976) -- 96.1%                        252,536,863
==============================================================================

                                                       Shares
            Common Stocks                                Held
==============================================================================
Aerospace & Defense -- 2.1%
            Alliant Techsystems, Inc. (a)              17,121        1,889,987
            Precision Castparts Corp.                  24,087        3,608,473
                                                                --------------
                                                                     5,498,460
------------------------------------------------------------------------------
Air Freight & Logistics -- 3.6%
            FedEx Corp.                                92,019        9,509,243
------------------------------------------------------------------------------
Auto Components -- 1.0%
            The Goodyear Tire & Rubber Co. (a)         23,050          694,958
            TRW Automotive Holdings Corp. (a)          61,357        1,821,689
                                                                --------------
                                                                     2,516,647
------------------------------------------------------------------------------
Automobiles -- 1.0%
            Ford Motor Co. (a)                        283,032        2,510,494
------------------------------------------------------------------------------
Biotechnology -- 26.9%
            Amgen, Inc. (a)                           493,977       28,705,003
            Genentech, Inc. (a)                       457,467       33,912,029
            Genzyme Corp. (a)                         106,485        8,089,665
                                                                --------------
                                                                    70,706,697
------------------------------------------------------------------------------
Building Products -- 0.1%
            USG Corp. (a)                               4,770          189,607
------------------------------------------------------------------------------
Capital Markets -- 16.1%
            E*Trade Financial Corp. (a)               693,225        7,722,526
            Franklin Resources, Inc.                   50,112        6,498,524
            GFI Group, Inc. (a)                        29,252        2,525,033
            The Goldman Sachs Group, Inc.              72,461       17,964,531
            Lehman Brothers Holdings, Inc.             46,290        2,932,009
            TD Ameritrade Holding Corp. (a)           236,269        4,522,189
                                                                --------------
                                                                    42,164,812
------------------------------------------------------------------------------
Chemicals -- 0.8%
            The Mosaic Co. (a)                         17,522        1,223,036
            OM Group, Inc. (a)                         18,471          978,594
                                                                --------------
                                                                     2,201,630
------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.3%
            Allied Waste Industries, Inc. (a)           3,117           39,399
            Monster Worldwide, Inc. (a)                 2,829          114,801
            Stericycle, Inc. (a)                       57,668        3,363,774
                                                                --------------
                                                                     3,517,974
------------------------------------------------------------------------------
Communications Equipment -- 20.1%
            Cisco Systems, Inc. (a)                 1,434,382       47,420,669
            Corning, Inc.                             183,746        4,459,515
            Motorola, Inc.                             50,527          949,402
                                                                --------------
                                                                    52,829,586
------------------------------------------------------------------------------
Computers & Peripherals -- 27.7%
            Apple Computer, Inc. (a)                  195,553       37,145,292
            Dell, Inc. (a)                            731,035       22,369,671


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          5

                                                       Shares
Industry    Common Stocks                                Held       Value
==============================================================================
Computers & Peripherals (concluded)
            EMC Corp. (a)                             310,361   $    7,880,066
            NCR Corp. (a)                              95,114        2,624,195
            Teradata Corp. (a)                         95,114        2,713,602
                                                                --------------
                                                                    72,732,826
------------------------------------------------------------------------------
Construction & Engineering -- 3.0%
            Foster Wheeler Ltd. (a)                     8,226        1,219,504
            Jacobs Engineering Group, Inc. (a)         63,177        5,505,876
            The Shaw Group, Inc. (a)                   15,717        1,172,488
                                                                --------------
                                                                     7,897,868
------------------------------------------------------------------------------
Consumer Finance -- 9.3%
            AmeriCredit Corp. (a)                     159,174        2,245,945
            Capital One Financial Corp.               337,388       22,129,279
                                                                --------------
                                                                    24,375,224
------------------------------------------------------------------------------
Containers & Packaging -- 1.7%
            Pactiv Corp. (a)                          163,537        4,492,361
------------------------------------------------------------------------------
Diversified Consumer Services -- 5.8%
            Apollo Group, Inc. Class A (a)            193,079       15,303,442
------------------------------------------------------------------------------
Diversified Financial Services -- 1.4%
            Intercontinental Exchange, Inc. (a)         8,282        1,475,852
            The NASDAQ Stock Market, Inc. (a)          46,948        2,192,472
                                                                --------------
                                                                     3,668,324
------------------------------------------------------------------------------
Diversified Telecommunication Services -- 0.7%
            Qwest Communications
            International Inc. (a)                    244,948        1,758,727
------------------------------------------------------------------------------
Electric Utilities -- 6.8%
            Allegheny Energy, Inc. (a)                162,654        9,866,592
            Mirant Corp. (a)                          188,670        7,992,061
                                                                --------------
                                                                    17,858,653
------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 4.4%
            Agilent Technologies, Inc. (a)            200,498        7,388,351
            Arrow Electronics, Inc. (a)                14,957          597,981
            Ingram Micro, Inc. Class A (a)             81,179        1,724,242
            Mettler Toledo International, Inc. (a)     11,565        1,229,938
            Vishay Intertechnology, Inc. (a)           49,954          628,921
                                                                --------------
                                                                    11,569,433
------------------------------------------------------------------------------
Energy Equipment & Services -- 26.8%
            Cameron International Corp. (a)            99,428        9,680,310
            FMC Technologies, Inc. (a)                109,733        6,653,112
            Grant Prideco, Inc. (a)                     1,569           77,132
            Nabors Industries Ltd. (a)                163,692        4,596,471
            National Oilwell Varco, Inc. (a)           39,738        2,910,411
            Noble Corp.                                68,880        3,647,196
            SEACOR Holdings, Inc. (a)                  29,124        2,669,215
            Schlumberger Ltd.                          17,195        1,660,521
            Transocean, Inc. (a)                      181,333       21,645,720
            Weatherford International Ltd. (a)        259,507       16,844,599
                                                                --------------
                                                                    70,384,687
------------------------------------------------------------------------------
Food Products -- 2.9%
            Dean Foods Co.                            114,029        3,166,585
            Smithfield Foods, Inc. (a)                155,813        4,467,159
                                                                --------------
                                                                     7,633,744
------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 4.8%
            Hospira, Inc. (a)                          28,909        1,194,809
            St. Jude Medical, Inc. (a)                 30,834        1,255,869
            Zimmer Holdings, Inc. (a)                 145,914       10,139,564
                                                                --------------
                                                                    12,590,242
------------------------------------------------------------------------------
Health Care Providers & Services -- 38.3%
            Aetna, Inc.                                66,558        3,738,563
            Cigna Corp.                               165,162        8,669,353
            Coventry Health Care, Inc. (a)             36,896        2,225,198
            Express Scripts, Inc. (a)                  81,785        5,160,634
            Health Net, Inc. (a)                       20,121        1,078,687
            Humana, Inc. (a)                           21,508        1,612,025
            Laboratory Corp. of
              America Holdings (a)                     76,452        5,256,075
            Lincare Holdings, Inc. (a)                  7,205          250,518
            Medco Health Solutions, Inc. (a)          121,564       11,473,210
            UnitedHealth Group, Inc.                  375,262       18,444,127
            WellPoint, Inc. (a)                       538,259       42,646,261
                                                                --------------
                                                                   100,554,651
------------------------------------------------------------------------------
Health Care Technology -- 0.1%
            Cerner Corp. (a)                            3,329          198,275
------------------------------------------------------------------------------
Hotels, Restaurants & Leisure -- 6.2%
            Jack in the Box, Inc. (a)                   7,564          237,283
            Las Vegas Sands Corp. (a)                  17,406        2,316,390
            MGM Mirage (a)                             41,661        3,816,564
            Starbucks Corp. (a)                       372,072        9,926,881
                                                                --------------
                                                                    16,297,118
------------------------------------------------------------------------------
Household Durables -- 0.9%
            Mohawk Industries, Inc. (a)                28,788        2,456,768
------------------------------------------------------------------------------
Household Products -- 1.0%
            Energizer Holdings, Inc. (a)               26,319        2,745,072
------------------------------------------------------------------------------
IT Services -- 2.3%
            Cognizant Technology
            Solutions Corp. (a)                        23,920          991,723
            Computer Sciences Corp. (a)                48,955        2,858,482
            DST Systems, Inc. (a)                      17,404        1,474,293
            Fiserv, Inc. (a)                           14,142          783,467
                                                                --------------
                                                                     6,107,965
------------------------------------------------------------------------------
Independent Power Producers & Energy
Traders -- 10.2%
            The AES Corp. (a)                         777,967       16,656,273
            NRG Energy, Inc. (a)                      220,401       10,063,510
                                                                --------------
                                                                    26,719,783
------------------------------------------------------------------------------
Insurance -- 11.5%
            American International Group, Inc.        353,029       22,283,190
            Arch Capital Group Ltd. (a)                49,769        3,721,228
            Conseco, Inc. (a)                          84,846        1,339,718
            The Progressive Corp.                     160,937        2,977,334
                                                                --------------
                                                                    30,321,470
------------------------------------------------------------------------------
Internet Software & Services -- 12.2%
            eBay, Inc. (a)                            280,897       10,140,382
            Google, Inc. Class A (a)                   31,096       21,984,872
                                                                --------------
                                                                    32,125,254
------------------------------------------------------------------------------
Life Sciences Tools & Services -- 1.7%
            Thermo Fisher Scientific, Inc. (a)         76,065        4,473,383
------------------------------------------------------------------------------
Machinery -- 2.9%
            Danaher Corp.                              71,743        6,146,223
            Terex Corp. (a)                            19,505        1,447,661
                                                                --------------
                                                                     7,593,884
------------------------------------------------------------------------------
Media -- 25.8%
            Comcast Corp. Class A (a)               1,084,807       22,835,187
            The DIRECTV Group, Inc. (a)               376,189        9,961,485


6          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

                                                       Shares
Industry    Common Stocks                                Held       Value
==============================================================================
Media (concluded)
            EchoStar Communications Corp.
              Class A (a)                             150,692   $    7,377,880
            Liberty Media Holding
              Corp. -- Capital (a)                     46,327        5,789,948
            Walt Disney Co.                           625,751       21,669,757
                                                                --------------
                                                                    67,634,257
------------------------------------------------------------------------------
Metals & Mining -- 1.9%
            Century Aluminum Co. (a)                   16,077          935,521
            Freeport-McMoRan Copper &
              Gold, Inc. Class B                        6,066          713,847
            Nucor Corp.                                20,564        1,275,379
            United States Steel Corp.                  17,984        1,940,474
                                                                --------------
                                                                     4,865,221
------------------------------------------------------------------------------
Multiline Retail -- 17.7%
            Dollar Tree Stores, Inc. (a)               11,219          429,688
            Kohl's Corp. (a)                          430,974       23,690,641
            Sears Holdings Corp. (a)                  164,932       22,231,184
                                                                --------------
                                                                    46,351,513
------------------------------------------------------------------------------
Office Electronics -- 2.4%
            Xerox Corp. (a)                           369,038        6,436,023
------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels --2.5%
            Forest Oil Corp. (a)                        4,349          211,318
            Newfield Exploration Co. (a)              120,284        6,476,091
                                                                --------------
                                                                     6,687,409
------------------------------------------------------------------------------
Pharmaceuticals -- 2.3%
            Forest Laboratories, Inc. (a)             151,514        5,919,652
------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 0.9%
            Lam Research Corp. (a)                     48,851        2,452,320
------------------------------------------------------------------------------
Software -- 18.7%
            Adobe Systems, Inc. (a)                    72,065        3,451,914
            Autodesk, Inc. (a)                         27,011        1,320,838
            Cadence Design Systems, Inc. (a)           89,274        1,749,770
            Electronic Arts, Inc. (a)                 166,786       10,193,960
            Intuit, Inc. (a)                           44,799        1,441,184
            Oracle Corp. (a)                        1,396,672       30,964,218
                                                                --------------
                                                                    49,121,884
------------------------------------------------------------------------------
Specialty Retail -- 8.0%
            AutoNation, Inc. (a)                      116,776        2,065,767
            AutoZone, Inc. (a)                         20,771        2,584,120
            Bed Bath & Beyond, Inc. (a)               399,924       13,573,421
            Office Depot, Inc. (a)                    144,827        2,716,955
                                                                --------------
                                                                    20,940,263
------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods -- 0.3%
            Coach, Inc. (a)                            20,871          763,044
------------------------------------------------------------------------------
Wireless Telecommunication Services -- 2.2%
            American Tower Corp. Class A (a)           38,606        1,705,613
            Crown Castle International Corp. (a)       59,172        2,430,194
            Leap Wireless International, Inc. (a)      16,931        1,207,350
            NII Holdings, Inc. (a)                      6,287          364,646
                                                                --------------
                                                                     5,707,803
------------------------------------------------------------------------------
            Total Common Stocks
            (Cost -- $853,413,607) -- 338.3%                       888,383,693
==============================================================================

==============================================================================
                                                       Shares
            Short-Term Securities                        Held
==============================================================================

            SSgA Prime Money Market Fund,
            5.207% (b)                              2,766,743        2,766,743
------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $2,766,743) -- 1.1%                             2,766,743
==============================================================================
            Total Investments
            (Cost -- $1,116,596,326*) -- 435.5%                  1,143,687,299

            Liabilities in Excess of
            Other Assets -- (335.5%)                              (881,083,953)
                                                                --------------
            Net Assets -- 100.0%                                $  262,603,346
                                                                ==============

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ......................................    $ 1,116,596,326
                                                               ===============
      Gross unrealized appreciation .......................    $    79,386,004
      Gross unrealized depreciation .......................        (52,295,031)
                                                               ---------------
      Net unrealized appreciation .........................    $    27,090,973
                                                               ===============

(a)   Non-income producing security.
(b)   Represents the current yield as of October 31, 2007.
(c) Represents a pay-in-kind security which may pay dividends in additional units.
(d) Restricted securities as to resale representing approximately 2.7% of net assets, were as follows:

      --------------------------------------------------------------------------
                                          Acquisition                    Fair
      Issue                                 Date(s)        Cost         Value+
      --------------------------------------------------------------------------
      Copano Energy LLC Class E Units     10/19/2007    $  375,013    $  385,663
      Copano Energy LLC Common Units      10/19/2007       374,987       387,827
      Linn Energy LLC Class D Units       8/31/2007      5,320,292     4,627,884
      Linn Energy LLC Common Units        8/31/2007      2,042,981     1,775,770
      --------------------------------------------------------------------------
      Total                                             $8,113,273    $7,177,144
                                                        ========================
      +     Please see Notes to Financial Statements, Note 1(a).

o For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          7

Schedule of Investments (concluded)

o     Variable prepaid forward contracts as of October 31, 2007 were as follows:

      -------------------------------------------------------------------------------------------------------------------
      Notional                                                                                Valuation
      Amount                            Issue (a)                       Counterparty            Date            Value
      -------------------------------------------------------------------------------------------------------------------
      $183,000,279            Basket of Securities                    Banc of America, NA     7/18/2008     $(178,503,230)
      $ 50,001,141            Basket of Securities, Tranche 1         HSBC Bank USA, NA       7/18/2008       (48,850,665)
      $ 50,001,141            Basket of Securities, Tranche 2         HSBC Bank USA, NA       7/19/2008       (48,850,665)
      $ 50,001,141            Basket of Securities, Tranche 3         HSBC Bank USA, NA       7/20/2008       (48,850,665)
      $ 50,001,141            Basket of Securities, Tranche 4         HSBC Bank USA, NA       7/23/2008       (48,850,665)
      $ 50,001,141            Basket of Securities, Tranche 5         HSBC Bank USA, NA       7/24/2008       (48,850,665)
      $ 44,000,000            Basket of Securities, Tranche 1         HSBC Bank USA, NA       7/29/2008       (47,701,192)
      $ 44,000,000            Basket of Securities, Tranche 2         HSBC Bank USA, NA       7/30/2008       (47,701,192)
      $ 44,000,000            Basket of Securities, Tranche 3         HSBC Bank USA, NA       7/31/2008       (47,701,192)
      $ 44,000,000            Basket of Securities, Tranche 4         HSBC Bank USA, NA       8/01/2008       (47,701,192)
      $ 44,000,000            Basket of Securities, Tranche 5         HSBC Bank USA, NA       8/04/2008       (47,701,192)
      $ 40,064,922            Basket of Securities, Tranche 1         HSBC Bank USA, NA       8/07/2008       (44,166,168)
      $ 40,064,922            Basket of Securities, Tranche 2         HSBC Bank USA, NA       8/08/2008       (44,166,168)
      $ 40,064,922            Basket of Securities, Tranche 3         HSBC Bank USA, NA       8/11/2008       (44,166,168)
      $ 40,064,922            Basket of Securities, Tranche 4         HSBC Bank USA, NA       8/12/2008       (44,166,168)
      $ 40,064,922            Basket of Securities, Tranche 5         HSBC Bank USA, NA       8/13/2008       (44,166,168)
      -------------------------------------------------------------------------------------------------------------------
      Total (Proceeds -- $844,797,291)                                                                      $(882,093,355)
                                                                                                            =============

(a) Non-income producing securities.

See Notes to Financial Statements.


8          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Statement of Assets, Liabilities and Capital

As of October 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
         Investments in unaffiliated securities, at value (identified cost -- $1,116,596,326)                       $ 1,143,687,299
         Receivables:
             Dividends ......................................................................    $     1,789,330
             Offering cost reimbursed by investment adviser .................................            109,593          1,898,923
                                                                                                 ---------------
         Prepaid expenses and other assets ..................................................                                76,409
                                                                                                                    ---------------
         Total assets .......................................................................                         1,145,662,631
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
         Variable prepaid forward contracts, at value (proceeds -- $844,797,291) ............                           882,093,355
         Payables:
             Dividends to shareholders ......................................................                               570,935
             Investment adviser .............................................................                               259,158
         Accrued expenses ...................................................................                               135,837
                                                                                                                    ---------------
         Total liabilities ..................................................................                           883,059,285
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
         Net assets .........................................................................                       $   262,603,346
                                                                                                                    ===============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
         Common Stock, par value $.001 per share, 100,000,000 shares authorized .............                       $        14,538
         Paid-in capital in excess of par ...................................................                           273,292,317
         Accumulated distributions in excess of investment income -- net ....................    $       (72,650)
         Accumulated realized capital losses -- net .........................................           (425,768)
         Unrealized depreciation -- net .....................................................        (10,205,091)
                                                                                                 ---------------
         Total accumulated losses -- net ....................................................                           (10,703,509)
                                                                                                                    ---------------
         Total capital -- Equivalent to $18.06 per share based on 14,537,638 shares
           of Common Stock outstanding (market price -- $16.24) .............................                       $   262,603,346
                                                                                                                    ===============

      See Notes to Financial Statements.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          9

Statement of Operations

For the Period June 29, 2007+ to October 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------

            Dividends ............................................................................                     $  1,718,049
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .............................................................    $    979,317
            Professional fees ....................................................................          92,150
            Accounting services ..................................................................          32,133
            Directors' fees and expenses .........................................................          22,446
            Custodian fees .......................................................................          13,643
            Printing and shareholder reports .....................................................          13,550
            Listing fees .........................................................................          12,135
            Transfer agent fees ..................................................................           9,431
            Other ................................................................................           4,712
                                                                                                      ------------
            Total expenses .......................................................................                        1,179,517
                                                                                                                       ------------
            Investment income -- net .............................................................                          538,532
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized loss on:
                Investments -- net ...............................................................        (104,402)
                Variable prepaid forward contracts -- net ........................................        (321,366)        (425,768)
                                                                                                      ------------
            Unrealized appreciation/depreciation on:
                Investments -- net ...............................................................      27,090,973
                Variable prepaid forward contracts -- net ........................................     (37,296,064)     (10,205,091)
                                                                                                      -----------------------------
            Total realized and unrealized loss -- net ............................................                      (10,630,859)
                                                                                                                       ------------
            Net Decrease in Net Assets Resulting from Operations .................................                     $(10,092,327)
                                                                                                                       ============

      +     Commencement of operations.

            See Notes to Financial Statements.


10          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Statement of Changes in Net Assets

                                                                                                                     For the Period
                                                                                                                     June 29, 2007+
                                                                                                                     to October 31,
Increase (Decrease) in Net Assets:                                                                                        2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .............................................................................    $     538,532
            Realized loss -- net .................................................................................         (425,768)
            Unrealized appreciation/depreciation -- net ..........................................................      (10,205,091)
                                                                                                                      -------------
            Net decrease in net assets resulting from operations .................................................      (10,092,327)
                                                                                                                      -------------
===================================================================================================================================
Dividends and Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net .............................................................................         (611,182)
            Tax return of capital ................................................................................       (3,746,919)
                                                                                                                      -------------
            Net decrease in net assets resulting from dividends and distributions to shareholders ................       (4,358,101)
                                                                                                                      -------------
===================================================================================================================================
Common Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of Common Stock ...............................................................      276,959,530
            Value of shares issued to Common Stock shareholders in reinvestment of dividends and distributions ...          574,236
            Offering costs resulting from issuance of Common Stock ...............................................         (580,000)
                                                                                                                      -------------
            Net increase in net assets resulting from Common Stock transactions ..................................      276,953,766
                                                                                                                      =============
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .........................................................................      262,503,338
            Beginning of period ..................................................................................          100,008
                                                                                                                      -------------
            End of period* .......................................................................................    $ 262,603,346
                                                                                                                      =============
                * Accumulated distributions in excess of investment income -- net ................................    $     (72,650)
                                                                                                                      =============

      +     Commencement of operations.

            See Notes to Financial Statements.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          11

Statement of Cash Flows

                                                                                                                     For the Period
                                                                                                                     June 29, 2007+
                                                                                                                     to October 31,
                                                                                                                          2007
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets resulting from operations ...............................................    $   (10,092,327)
            Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
                  Increase in receivables and prepaid expenses .................................................         (1,865,739)
                  Increase in payables and accrued expenses ....................................................            394,995
                  Realized and unrealized loss -- net ..........................................................         10,630,859
                  Return of capital distributions ..............................................................          3,639,469
                  Proceeds from sales of long-term securities ..................................................          3,530,195
                  Purchases of long-term securities -- net .....................................................     (1,121,103,649)
                  Purchases of short-term investments -- net ...................................................         (2,766,743)
                                                                                                                    ---------------
            Cash used for operating activities .................................................................     (1,117,632,940)
                                                                                                                    ---------------
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from variable prepaid forward contracts ...................................................        844,475,925
            Proceeds from issuance of Common Stock .............................................................        276,959,530
            Payments on offering costs .........................................................................           (689,593)
            Dividends and distributions paid to shareholders ...................................................         (3,212,930)
                                                                                                                    ---------------
            Cash provided by financing activities ..............................................................      1,117,532,932
                                                                                                                    ---------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in cash ...............................................................................           (100,008)
            Cash at beginning of period ........................................................................            100,008
                                                                                                                    ---------------
            Cash at end of period ..............................................................................                 --
                                                                                                                    ===============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Capital share proceeds issued in reinvestment of dividends paid to shareholders ....................    $       574,236
                                                                                                                    ===============

      +     Commencement of operations.

            See Notes to Financial Statements.


12          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Financial Highlights

                                                                                                                  For the Period
                                                                                                                  June 29, 2007+
The following per share data and ratios have been derived                                                         to October 31,
from information provided in the financial statements.                                                                 2007
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ................................................................    $     19.10
                                                                                                                     -----------
            Investment income -- net*** .........................................................................            .04
            Realized and unrealized loss -- net .................................................................           (.74)
                                                                                                                     -----------
            Total from investment operations ....................................................................           (.70)
                                                                                                                     -----------
            Less dividends and distributions from:
                  Investment income -- net ......................................................................           (.03)
                  Tax return of capital .........................................................................           (.27)
                                                                                                                     -----------
            Total dividends and distributions to Common Stock shareholders ......................................           (.30)
                                                                                                                     -----------
            Offering costs resulting from the issuance of Common Stock ..........................................           (.04)
                                                                                                                     -----------
            Net asset value, end of period ......................................................................    $     18.06
                                                                                                                     -----------
            Market price per share, end of period ...............................................................    $     16.24
                                                                                                                     ===========
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................................................................          (3.77%)++
                                                                                                                     ===========
            Based on market price per share .....................................................................         (17.37%)++
                                                                                                                     ===========
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
            Expenses ............................................................................................           1.35%*
                                                                                                                     ===========
            Investment income -- net ............................................................................            .62%*
                                                                                                                     ===========
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ............................................................    $   262,603
                                                                                                                     ===========
            Portfolio turnover ..................................................................................             --+++
                                                                                                                     ===========

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
      ***   Based on average shares outstanding.
      +     Commencement of operations.
      ++    Aggregate total investment return.
      +++   Amount is less than 1%.

            See Notes to Financial Statements.

          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          13

Notes to Financial Statements

1. Significant Accounting Policies:

The MLP & Strategic Equity Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships ("MLPs"). To enhance its returns, the Fund enters into variable prepaid forward contracts ("Forward Contracts") with terms of approximately one year, to sell particular equity securities that the Fund will strategically purchase with the proceeds of the Forward Contracts. Prior to commencement of operations on June 29, 2007, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on May 18, 2007 to IQ Investment Advisors LLC ("IQ"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol MTP. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of investments -- Portfolio securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

Exchange traded options are valued at the mean price. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

The Fund may employ pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Master Limited Partnerships -- The Fund will purchase both domestic and international MLPs. The Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution


14          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007
to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, commonly referred to as "PIPE" ("Private Investment in Public Entities") investments, broker-dealers, or other qualified institutional buyers.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(d) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Variable prepaid forward contracts -- The Fund will enter into variable prepaid forward contracts ("forward contracts") with terms of approximately one year to sell particular equity securities that the Fund will strategically purchase with the proceeds of the forward contracts. The strategic equity securities that are the subject of the Forward Contracts ("the Contract Securities") may be the subject of a Forward Contract individually, or grouped together as a basket of multiple Contract Securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid by the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts. The proceeds of the forward contracts are reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the forward contracts.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          15
on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Dividends and distributions -- Dividends paid by the Fund will be paid on a monthly basis. The Fund expects that its dividends primarily will consist of a return of capital. Initially a significant portion of any dividend the Fund receives from the MLP entities will be deferred from taxation until the Fund sells its interest in such MLP entities. The Fund will distribute net realized capital gains, if any, at least annually.

(h) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(i) Recent accounting pronouncements -- For financial statement reporting purposes, the Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") beginning with its initial registration. FIN 48 requires an analysis of tax positions taken or to be taken on a tax return and whether such positions are "more likely than not" to be sustained upon examination based on their technical merit. To the extent they would not be sustained, tax expense (and related interest and penalties) would be recognized for financial statement reporting purposes. As discussed in the registration statement, the Fund intends to qualify for Regulated Investment Company ("RIC") status pursuant to Subchapter M of the Code. In determining the eligibility of the Fund to claim such status, management of the Fund relies upon the statutory language of the Code, regulations issued thereunder and the actual mechanical tests of Code Section
851. As little case law or regulatory explanations exist clarifying certain aspects of such testing, management has received an opinion from special tax counsel to the Fund indicating the Fund will qualify as a RIC pursuant to Subchapter M of the Code. Thus, management believes the recognition threshold of "more likely than not" has been met and no provision for income taxes is necessary in the Fund.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In February 2007, the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with IQ. IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to 1.12% of the average daily value of the Fund's net assets. IQ has entered into a Subadvisory Agreement with Fiduciary Asset Management, LLC ("FAMCO") pursuant to which FAMCO provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay FAMCO a monthly fee at an annual rate equal to .50% of the average daily value of the Fund's net assets.

IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee at the annual rate of .12% of the average daily value of the Fund's net assets for the performance of administrative and other services necessary for the operation of the Fund. The Administrator is an indirect subsidiary of BlackRock, Inc. ML & Co. is a principal owner of BlackRock, Inc.

For the period June 29, 2007 to October 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ, received gross fees from underwriting of $10,069,958 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S


16          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Notes to Financial Statements (concluded)

$74,492, as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers of the Fund are officers and/or directors of IQ and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period June 29, 2007 to October 31, 2007, were $1,121,103,649 and $3,530,195, respectively.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period June 29, 2007 to October 31, 2007 increased by 14,500,500 from shares sold and 31,902 from dividend reinvestments.

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                      10/31/2007
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................................    $  611,182
  Tax return of capital ..........................................     3,746,919
                                                                      ----------
Total taxable distributions ......................................    $4,358,101
                                                                      ==========

As of October 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net ........................    $         --
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................              --
Capital loss carryforward ...................................        (425,768)*
Unrealized losses -- net ....................................     (10,277,741)**
                                                                 ------------
Total accumulated losses -- net .............................    $(10,703,509)
                                                                 ============
* On October 31, 2007, the Fund had a net capital loss carryforward of $425,768, all of which expires in 2015.
** The difference between book-basis and tax-basis unrealized losses is attributable to the timing of the deduction of certain expenses.

6. Subsequent Event:

The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.1000 per share on November 30, 2007 to shareholders of record on November 20, 2007.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MLP & Strategic Equity Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MLP & Strategic Equity Fund Inc. as of October 31, 2007, and the related statements of operations, changes in net assets and cash flows, and the financial highlights for the period June 29, 2007 (commencement of operations) through October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. as of October 31, 2007, the results of its operations, the changes in its net assets, its cash flows, and its financial highlights for the period June 29, 2007 through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, NJ
December 27, 2007


Fund Certification (unaudited)

MLP & Strategic Equity Fund, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE") and is subject to certain corporate governance listing standards. As such, the Fund must include information in this report regarding certain certifications. The Fund's Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications") will file certifications with the Fund's initial Form N-CSR. This filing will be available on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, in June 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.


18          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Investment Advisory and Management Agreements

The Board of Directors (the "Board" or the "Directors") of the MLP & Strategic Equity Fund Inc. (the "Fund"), consisting solely of Directors that are not "interested persons" of the Fund (the "non-interested Directors"), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), approved the management agreement between the Fund and IQ Investment Advisors LLC ("IQ Advisors" or the "Adviser") (the "Management Agreement") at a meeting held on March 6, 2007.

Approval of Management Agreement

The Board of Directors of the Fund has the responsibility under the Investment Company Act to approve the Fund's proposed Management Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund's Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning profitability, comparability of fees, total expenses and the Fund's investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a Board meeting held on March 6, 2007, all of the Directors present at the meeting, including all of the non-interested Directors, approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser's affiliates, and the fees that will be paid by the Fund to the Adviser and the Adviser's affiliates; and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser -- The Directors reviewed the services that the Adviser would provide to the Fund under the Management Agreement. The Board considered the size and experience of the Adviser's staff, its use of technology, and the degree to which the Adviser would exercise supervision over the actions of the Fund's subadviser, Fiduciary Asset Management, LLC ("FAMCO" or the "Subadviser"). In connection with the investment advisory services to be provided to the Fund, the Directors took into account detailed discussions they had with officers of the Adviser regarding the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the Fund's investment strategy, its efficacy and potential risks.

In addition to the investment advisory services to be pro-vided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on March 6, 2007 and the Board members' experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board based its review of the Adviser's performance primarily on the experience of the Adviser in managing other registered investment companies, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Adviser and its affiliates with respect to the investment strategies proposed for the Fund. The Board of Directors considered the innovative


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          19
nature of the investment product and the creativity of the Adviser in developing the Fund's investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment manager for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund -- The Board of Directors considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, it had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) Economies of scale and whether fee levels reflect these economies of scale -- Because the Fund is newly formed and had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser and to other contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. In particular, the Board of Directors evaluated the Fund's proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Board of Directors took into account the nature of the investment strategies of the Fund and the fact that the peer group of closed-end sector equity funds with an energy or utility focus provided by Lipper for comparison might have investment strategies and restrictions different from those of the Fund. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund's strategy in connection with the Fund. The Board of Directors also considered that, including investment-related expenses and taxes, the Fund's projected total expense ratio at an estimated asset level placed it in the second quartile for the group (that is, at least 66% of funds in the group had a total expense ratio that was higher than the Fund's total expense ratio).

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Directors present at the March 6, 2007 Board meeting, including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Approval of Subadvisory Agreement

At a Board meeting held on March 6, 2007, all of the Directors present at the meeting, including all of the non-interested Directors, approved the subadvisory agreement between the Adviser and the Subadviser (the "Subadvisory Agreement") for an initial two-year term. In considering whether to approve the Subadvisory Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, the Adviser and the Subadviser which: (i) included information describing the services of the Subadviser; (ii) included information concerning the proposed portfolio managers; (iii) included information concerning the


20          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Subadviser's experience with managing portfolios with similar investment objectives and strategies as the Fund; and (iv) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser. The Board considered the Subadviser's experience in managing other portfolios and, in the Adviser's judgment, the Subadviser had the experience and expertise necessary to implement the Fund's investment program. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser -- The Directors reviewed the services that the Subadviser would provide to the Fund. The Directors considered their detailed discussions with officers of the Adviser and members of the Subadviser's portfolio management team, the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. The Directors noted that, drawing on their collective industry experience, they had discussed the Fund's investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of the Subadviser and its personnel, and the substantial experience of such Subadviser's portfolio management team. The Directors discussed the compliance program of the Subadviser and the report of the Fund's chief compliance officer. Following consideration of this information, and based on management presentations during the Board meeting and their discussion during an Executive Session, the Directors concluded that the nature, extent and quality of services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Subadviser -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board considered the performance history of other funds managed by the Subadviser with similar investment strategies as the Fund. The Board did not consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, compliance program and record, resources and strengths of the Subadviser, its affiliates and the portfolio manager in energy and infrastructure investments. As a result, the Directors determined that the Subadviser would be an appropriate Subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Board did not review and consider any information relating to the Subadviser's anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged to the Fund for the totality of services being provided.

(d) Economies of scale and whether fee levels reflect these economies of scale -- Because the Fund is newly formed and had not commenced operations as of March 6, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale might be realized as the Fund grows and whether fee levels would reflect such economies of sale, if any. The Directors also noted that the Subadviser's fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for the Subadvisory Agreement, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee was negotiated with the Adviser on an arm's-length basis, the Board concluded that the subadvisory fee was reasonable for the services being rendered.

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          21
from its relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including all of the non-interested Directors, concluded that the proposed subadvisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors present at the March 6, 2007 Board meeting, including all of the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Approval of New Subadvisory Agreement

At a Board meeting held on June 14, 2007, all of the Directors, including all of the non-interested Directors approved a new subadvisory agreement between the Adviser and the Subadviser (the "New Subadvisory Agreement"). The New Subadvisory Agreement was necessary because the Subadviser had entered into an agreement with the Piper Jaffray Companies ("Piper Jaffray"), pursuant to which the Subadviser would be acquired by Piper Jaffray (the "Transaction"). The Transaction, when consummated, would cause a change of control of the Subadviser, which would, in turn, result in an assignment and automatic termination of the existing Subadvisory Agreement for Fund. The Directors discussed the approval of the New Subadvisory Agreement, which would take effect only upon consummation of the Transaction. The Directors noted that the New Subadvisory Agreement contained substantially the same terms (including the same subadvisory fee) as the existing Subadvisory Agreement.

At this meeting, the Directors discussed, among other things, the factors below in approving the New Subadvisory Agreement, as well as the information considered and the conclusions drawn in connection with the recent approval of the existing Subadvisory Agreement:

(a) Nature, Extent and Quality of Services -- In connection with their consideration of the New Subadvisory Agreement, the Directors considered representations by representatives of the Adviser and the Subadviser that there would be no diminution in the services to be rendered by the Adviser and the Subadviser, respectively, to the Fund as a result of the change in control of the Subadviser and the effectiveness of the New Subadvisory Agreement. The Directors noted that representatives of the Subadviser previously advised the Directors that they did not anticipate any change in the personnel of the Subadviser responsible for providing services to the Fund, and in particular that the investment and compliance personnel of the Subadviser were not expected to change as a result of the change in control.

(b) Investment performance of the Fund and the Subadviser -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board noted that it previously reviewed the performance history of other funds managed by the Subadviser with similar investment strategies as the Fund. The Board considered other information that it deemed relevant and the information and the conclusions drawn in the Board's recent approval of the existing Subadvisory Agreement at the March 6, 2007 Board meeting. As a result, the Directors determined that the Subadviser continued to be the appropriate Subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund -- The Board of Directors considered representations by representatives of the Adviser and the Subadviser that there would be no change in the allocation of the management fee between the Adviser and the Subadviser in relation to the services provided by the Subadviser as a result of the Transaction. In considering the compensation to be paid to the Subadviser pursuant to the New Subadvisory Agreement, noting that no change to such compensation from that payable pursuant to the existing Subadvisory Agreement was proposed, the Directors referred to the materials presented and to the discussions held at the March 6, 2007 Board meeting in connection with the Board's consideration of the existing Subadvisory Agreement for the Fund. The Directors noted that in connection with such considerations, they had received and reviewed fee comparison data from Lipper and concluded that such information continued to be relevant to their current deliberations. In reviewing that data, the Directors noted that the subadvisory fee with respect to the Fund was set at a reasonable level. Taking into account the totality of the information and materials provided to it at the March 6, 2007 Board meeting and at the June 14, 2007 Board meeting, including, among other things, the fact that the subadvisory fee was negotiated by the Adviser on an arm's-length basis, the Directors concluded that the subadvisory fee proposed under the New Subadvisory Agreement was reasonable for the services to be rendered.


22          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Investment Advisory and Management Agreements (concluded)

(d) Economies of scale and whether fee levels reflect these economies of scale -- Because the Fund is newly formed and had not commenced operations as of June 14, 2007, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale might be realized as the Fund grows and whether fee levels would reflect such economies of sale, if any. The Directors also noted that the Subadviser's fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for subadvisory agreements in general, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the initial two-year term of the New Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Board discussed that the terms and conditions of the New Subadvisory Agreement, including the fact that the services to be provided under the New Subadvisory Agreement and the subadvisory fee were identical to those under the existing Subadvisory Agreement. Taking into account the totality of the information and materials provided to the Board both at the March 6, 2007 and June 14, 2007 Board meetings, including the fact that the subadvisory fee was negotiated with the Adviser on an arm's-length basis, the Board concluded that the subadvisory fee was reasonable for the services to be rendered to the Fund.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant and the information and conclusions drawn in the Board's recent approval of the existing Subadvisory Agreement at the March 6, 2007 Board meeting, all of the Directors present at the June 14, 2007 Board meeting, including all of the non-interested Directors, concluded that the proposed subadvisory fee rate and projected total expense ratio were reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors present at the June 14, 2007 Board meeting, including all of the non-interested Directors, approved the New Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          23

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


24          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Directors and Officers

                                                                                                  Number of
                                                                                                  IQ Advisors-
                                                                                                  Affiliate
                                                                                                  Advised Funds   Other Public
                           Position(s)  Length of                                                 and Portfolios  Directorships
                           Held with    Time                                                      Overseen By     Held by
Name        Address & Age  Fund         Served**   Principal Occupation(s) During Past 5 Years    Director        Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2007 to    Professor, Columbia University Business        11              None
Glasserman  Princeton, NJ  Chairman of  present    School since 1991; Senior Vice Dean since
            08543-9095     the Audit               July 2004.
            Age: 45        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director &   2007 to    Retired since August 2002; Managing Director,  11              Ametek, Inc. and
Kohlhagen   Princeton, NJ  Chairman of  present    Wachovia National Bank and its predecessors                    Reval Holdings,
            08543-9095     Nominating              (1992 - 2002).                                                 Inc.*** (software)
            Age: 60        & Corporate
                           Governance
                           Committee
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2007 to    Retired since November 2004; Chairman and      11              None
Rainer      Princeton, NJ  Chairman of  present    Chief Executive Officer, OneChicago, LLC, a
            08543-9095     the Board               designated contract market (2001 - 2004);
            Age: 61                                Chairman, U.S. Commodity Futures Trading
                                                   Commission (1999 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Laura S.    P.O. Box 9095  Director     2007 to    Independent Consultant; Commissioner of the    11              CA, Inc.
Unger       Princeton, NJ               present    Securities and Exchange Commission (1997 -                     (software) and
            08543-9095                             including Acting Chairperson of the SEC                        Ambac Financial
            Age: 46                                from February to August 2001; Regulatory                       Group, Inc.
                                                   Expert for CNBC (2002 - 2003).
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.
            ***   As of December 6, 2007.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          25

Directors and Officers (concluded)





                                              Position(s)  Length of
                                              Held with    Time
Name                Address & Age             Fund         Served**   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell M. Cox     P.O. Box 9011             President    2007 to    IQ Investment Advisors LLC, President since April 2004;
                    Princeton, NJ 08543-9011               present    MLPF&S, Managing Director, Head of Financial Products Group
                    Age: 42                                           since 2007; Head of Global Wealth Management Market
                                                                      Investments & Origination (2003 - 2007); MLPF&S, Managing
                                                                      Director, Head of Structured Products Origination and Sales
                                                                      (2001 - 2003); MLPF&S, FAM Distributors ("FAMD"), Director
                                                                      since 2006; IQ Financial Products LLC, Director since 2006.
------------------------------------------------------------------------------------------------------------------------------------
Justin C. Ferri     P.O. Box 9011             Vice         2007 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S,
                    Princeton, NJ 08543-9011  President    present    Director, Structured and Alternative Solutions since 2007;
                    Age: 32                                           Director, Global Wealth Management Market Investments &
                                                                      Origination (2005 - 2007); MLPF&S, Vice President, Global
                                                                      Private Client Market Investments & Origination (2005);
                                                                      MLPF&S, Vice President, Head of Global Private Client Rampart
                                                                      Equity Derivatives (2004 - 2005); MLPF&S, Vice President,
                                                                      Co-Head Global Private Client Domestic Analytic Development
                                                                      (2002 - 2004); mPower Advisors LLC, Vice President,
                                                                      Quantitative Development (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke     P.O. Box 9011             Vice         2007 to    IQ Investment Advisors LLC, Secretary and Treasurer (2004 -
                    Princeton, NJ 08543-9011  President    present    March 2007); BlackRock, Inc., Managing Director since 2006;
                    Age: 47                   and                     Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
                                              Secretary               Asset Management ("FAM") Managing Director (2006); MLIM and
                                                                      FAM, First Vice President (1997 - 2005) and Treasurer (1999 -
                                                                      2006); Princeton Services, Inc., Senior Vice President and
                                                                      Treasurer (1999 - 2006).
------------------------------------------------------------------------------------------------------------------------------------
James E. Hillman    P.O. Box 9011             Vice         2007 to    IQ Investment Advisors LLC, Treasurer since March 2007;
                    Princeton, NJ 08543-9011  President    present    MLPF&S, Director, Structured and Alternative Solutions since
                    Age: 50                   and                     2007; Director, Global Wealth Management Market Investments &
                                              Treasurer               Origination (September 2006 - 2007); Managed Account Advisors
                                                                      LLC, Vice President and Treasurer since November 2006;
                                                                      Director, Citigroup Alternative Investments Tax Advantaged
                                                                      Short Term Fund in 2006; Director, Korea Equity Inc. Fund in
                                                                      2006; Independent Consultant, January to September 2006;
                                                                      Managing Director, The Bank of New York, Inc. (1999 - 2006).
------------------------------------------------------------------------------------------------------------------------------------
Catherine Johnston  P.O. Box 9011             Chief        2007 to    IQ Investment Advisors LLC, Chief Compliance Officer since
                    Princeton, NJ 08543-9011  Compliance   present    April 2007; Merrill Lynch & Co., Inc., Director, Corporate
                    Age: 53                   Officer                 Compliance since September 2007; BlackRock, Inc., Director
                                                                      (2006 - 2007); MLIM, Director (2003 - 2006), Vice President
                                                                      (1998 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Martin G. Byrne     P.O. Box 9011             Chief        2007 to    IQ Investment Advisors LLC, Chief Legal Officer since June
                    Princeton, NJ 08543-9011  Legal        present    2006; Merrill Lynch & Co., Inc., Office of General Counsel,
                    Age: 45                   Officer                 Managing Director since 2006, First Vice President (2002 -
                                                                      2006), Director (2000 - 2002); Managed Account Advisors LLC,
                                                                      Chief Legal Officer since November 2006; FAMD, Director since
                                                                      2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife         P.O. Box 9011             Vice         2007 to    IQ Investment Advisors LLC, Vice President (2005 - March
                    Princeton, NJ 08543-9011  President    present    2007); BlackRock, Inc., Managing Director since 2007;
                    Age: 37                                           BlackRock, Inc., Director in 2006; MLIM, Director (2000 -
                                                                      2006); MLPF&S, Director (2000) and Vice President (1997 -
                                                                      2000).
------------------------------------------------------------------------------------------------------------------------------------
Colleen R. Rusch    P.O. Box 9011             Vice         2007 to    IQ Investment Advisors LLC, Chief Administrative Officer and
                    Princeton, NJ 08543-9011  President    present    Secretary since 2007, Vice President since 2005; MLPF&S,
                    Age: 40                   and                     Director, Structured and Alternative Solutions since 2007;
                                              Assistant               MLPF&S, Director, Global Wealth Management Market Investments
                                              Secretary               & Origination (2005 - 2007); MLIM, Director from January 2005 to July 2005; Vice President of MLIM (1998 - 2004).
                    ----------------------------------------------------------------------------------------------------------------
                    * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York Mellon
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MTP


26          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


          MLP & STRATEGIC EQUITY FUND INC.          OCTOBER 31, 2007          27

   [LOGO]
IQ INVESTMENT
  ADVISORS                                                     www.IQIAFunds.com


MLP & Strategic Equity Fund Inc. seeks to provide a high level of after-tax total return.

This report, including the financial information herein, is transmitted to shareholders of MLP & Strategic Equity Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MLP & Strategic Equity Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                 #IQMTP -- 10/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and
            (ii) the audit committee financial expert is independent: (1) Steven
            W. Kohlhagen.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
MLP & Strategic
Equity Fund Inc.      $54,600        N/A             $0            N/A          $6,100         N/A             $0            N/A
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                     Entity Name                  Year End           Year End
            --------------------------------------------------------------------
            MLP & Strategic Equity Fund Inc.       $6,100              N/A
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser(not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $2,094,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Steven W. Kohlhagen
            Paul Glasserman
            William J. Rainer
            Laura S. Unger (effective September 12, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The Registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser"). The Proxy Voting Policies and Procedures of the Sub-Adviser (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

            (a)(1) The following individuals at the Subadviser (the "Portfolio Managers") have primary responsibility for the day-to-day implementation of the Fund's investment strategy:

            James J. Cunnane Jr., CFA - Managing Director, Senior Portfolio Manager and Member of Strategy Committee & Investment Committee

            Mr. Cunnane joined Fiduciary Asset Management in 1996 and has 14 years of portfolio management and securities research experience. He manages institutional and private client equity portfolios and is senior portfolio manager of FAMCO's MLP assets. He is actively involved with the Strategy Committee's macroeconomic assessment and top-down approach to portfolio management. Prior to joining FAMCO, Mr. Cunnane worked as a research analyst with A.G. Edwards & Sons. Mr. Cunnane also worked as an analyst for Maguire Investment Advisors, where he gained extensive experience in the development of master limited partnership and small- and mid-cap stock portfolios. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA), and serves on the investment committee of the Archdiocese of St. Louis.

            Quinn T. Kiley - Senior Vice President, Portfolio Manager and Member of Investment Committee

            Mr. Kiley is responsible for private placement and private equity transactions and portfolio management as they relate to various energy infrastructure assets. Prior to joining FAMCO in 2005, Mr. Kiley was Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

            (a)(2) As of October 31, 2007:

-----------------------------------------------------------------------------------------------------------------------
                                                                                 (iii) Number of Other Accounts and
                          (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                               and Assets by Account Type                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
                        Other             Other                                Other            Other
  (i) Name of         Registered          Pooled                             Registered        Pooled
   Portfolio          Investment        Investment         Other             Investment       Investment        Other
    Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
-----------------------------------------------------------------------------------------------------------------------
James Cunnane            1                   1               119                  0                0              0
-----------------------------------------------------------------------------------------------------------------------
                   $712,870,916         $8,802,512       $593,060,907            $0               $0             $0
-----------------------------------------------------------------------------------------------------------------------
Quinn T. Kiley           0                   1                64                  0                0              0
-----------------------------------------------------------------------------------------------------------------------
                        $0              $8,802,512       $466,327,270            $0               $0             $0
-----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

            The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

            If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

            The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

            (a)(3) As of October 31, 2007:

            Compensation Structure. The primary portfolio managers' compensation is as follows:

            James J. Cunnane, Jr.--The portfolio manager is paid a fixed base salary and a quarterly bonus. The base salary is set at a level determined to be appropriate based upon the individual's experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on the amount of assets under management of FAMCO, but not on the performance of any fund or managed accounts.

            Quinn T. Kiley-- The portfolio manager is paid a fixed base salary and a quarterly bonus. The base salary is set at a level determined to be appropriate based upon the individual's experience and responsibilities. The quarterly bonus is discretionary and is determined by the CEO of FAMCO. It is based in part on certain portions of the assets under management of FAMCO, but not on the performance of any fund or managed accounts.

            The portfolio managers also participate in benefit plans and programs generally available to all employees.

            (a)(4) Beneficial Ownership of Securities. As of October 31, 2007, neither of Messrs. Cunnane or Kiley beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLP & Strategic Equity Fund Inc.


By: /s/ Mitchell M. Cox
    -------------------
    Mitchell M. Cox,
    Chief Executive Officer (principal executive officer) of
    MLP & Strategic Equity Fund Inc.

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    -------------------
    Mitchell M. Cox,
    Chief Executive Officer (principal executive officer) of
    MLP & Strategic Equity Fund Inc.

Date: December 19, 2007


By: /s/ James E. Hillman
    --------------------
    James E. Hillman,
    Chief Financial Officer (principal financial officer) of
    MLP & Strategic Equity Fund Inc.

Date: December 19, 2007